Exhibit 10.54
BROKER’S NAME:
BROKER-DEALER’S NAME:
IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.
SUBSCRIPTION AGREEMENT
and
LETTER OF INVESTMENT INTENT
Cytocore, Inc.
414 North Orleans Street, Suite 502
Chicago, Illinois 60610
Gentlemen:
     The undersigned (the “Subscriber”) hereby tenders this subscription for the purchase of securities (the “Securities”) of Cytocore, Inc. (the “Company”), consisting of units (“Units”). The Units are offered by the Company (the “Offering”) through Bathgate Capital Partners, LLC (the “Finder”). The Units and the terms of the Offering are described in the Purchase Agreement delivered contemporaneously with this Subscription Agreement (the “Purchase Agreement”). Subscriber understands that a subscription for the Securities may be rejected for any reason and that, in the event that this subscription is rejected, the funds delivered herewith will be promptly returned, without interest thereon or deduction therefrom. By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with their obligations under applicable securities laws.
ARTICLE 1 — SUBSCRIPTION AND DESCRIPTION OF SECURITIES
1.1 Subscription for Units
     The Subscriber hereby confirms its subscription for and offers to purchase the Securities from the Company, on and subject to the terms and conditions set out in this Subscription Agreement, and hereby tenders the full Subscription Amount in cash or check payable to “Cytocore, Inc. Escrow Account” in the amount subscribed for. Investors may also wire funds to the escrow account as set forth below:

Receiving Bank Name:	Front Range Bank
7600 S. Alton Way, Building B
Centennial, CO 80112
ABA Routing Number:	107006428
Account Number:	0310000401
Name of Account:	Cytocore, Inc. Escrow Account

$

Amount of Subscription

1.2 Acceptance and Rejection of Subscription by the Company
     The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription, in whole or in part, at any time prior to the Closing as that term is defined in the Purchase Agreement. If this subscription is rejected in whole, any checks or other forms of payment delivered to the Company representing the Subscription Amount will be promptly returned to the Subscriber without interest and without deduction. If this subscription is accepted only in part, a check representing any refund of the Subscription Amount for that portion of the subscription for the Securities which is not accepted, will be promptly delivered to the Subscriber without interest and without deduction.
ARTICLE 2 — ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND
WARRANTIES OF THE SUBSCRIBER
     The Subscriber, on its own behalf and, if applicable and if fully disclosed to the Company and to the Finder, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Company as follows and acknowledges that the Company is relying on such representations and warranties in connection with the transactions contemplated herein:
(a)	The Subscriber certifies that it is resident in the jurisdiction set out on the signature page of this Subscription Agreement. Such address was not created and is not used solely for the purpose of acquiring the Securities and the Subscriber was solicited to purchase in such jurisdiction.

(b)	If the Subscriber is not a person in the United States or a U.S. Person (as defined in Rule 902(k) of Regulation S under the U.S. Securities Act of 1933, as amended (the “US Securities Act”) or not purchasing the Securities on behalf of a person in the United States or a U.S. Person:
(i)	neither the Subscriber nor any disclosed principal is a U.S. Person nor subscribing for the Securities for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Securities have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States;

(ii)	the Subscriber acknowledges that the Securities have not been registered under the U.S. Securities Act and may not be offered or sold in the United States or to a U.S. Person unless the securities are registered under the U.S. Securities Act and all applicable state securities laws or an exemption from such registration requirements is available, and further agrees that hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act;

(iii)	the Subscriber and if applicable, the disclosed principal for whom the Subscriber is acting, understands that the Company is the seller of the Securities and underlying securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement in the distribution of securities sold in reliance on

Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Except as otherwise permitted by Regulation S, the Subscriber and if applicable, the disclosed principal for whom the Subscriber is acting, agrees that it will not, during a one year distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Securities or underlying securities other than to a non-U.S. Person;
(iv)	the Subscriber and if applicable, the disclosed principal for whom the Subscriber is acting, acknowledges and understands that in the event the Securities are offered, sold or otherwise transferred by the Subscriber or if applicable, the disclosed principal for whom the Subscriber is acting, to a non-U.S Person prior to the expiration of a one year distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act; and

(v)	neither the Subscriber nor any disclosed principal will offer, sell or otherwise dispose of the Securities in the United States or to a U.S. Person unless (A) the Company has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or (B) the SEC has declared effective a registration statement in respect of such securities.
(c)	If the Subscriber is a person in the United States or a U.S. person, or is purchasing the Securities on behalf of a person in the United States or a U.S. person, the Subscriber or each beneficial purchaser as to which the Subscriber exercises sole investment discretion for whom it is purchasing:
(i)	is acquiring the Securities to be held for investment only and not with a view to resale, distribution or other disposition of the Securities and without any present intention of selling, offering to sell or otherwise disposing of or distributing such securities, or any portion thereof, in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act and applicable state securities laws, or pursuant to an exemption therefrom;

(ii)	is aware that the Securities have not been registered under the U.S. Securities Act and the sale contemplated hereby is being made in reliance on a private placement exemption to Accredited Investors (as defined in Rule 501 of the U.S. Securities Act);

(iii)	the Subscriber is an Accredited Investor within the meaning of Rule 501 of Regulation D of the U.S. Securities Act (see categories of “Accredited Investor” on Exhibit A to this Agreement and initial your category); or each beneficial purchaser as to which the Subscriber exercises sole investment discretion for whom it is purchasing and each disclosed principal for whom the Subscriber may be acting is an Accredited Investor;
(iv)	if the undersigned is the Subscriber, he or she is making the above statement based on personal knowledge of his or her financial situation and has reviewed personal financial documentation with an accountant, financial advisor or other financial professional, if necessary, to determine that the above statement is true; or (b) if the undersigned is other than the Subscriber, he or she is making the above statement based on a review, if necessary, of the financial statements of the Subscriber for the most recently completed financial year and any interim financial statements prepared since the end of such financial year and has undertaken such other review and due diligence necessary to determine and certify that the Subscriber is an “Accredited Investor” as that term is defined in Rule 501(a) of the U.S. Securities Act;

(v)	is not purchasing the Securities as a result of any “general solicitation or general advertising” (as such term is defined in Rule 502(c) of the U.S. Securities Act), including any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting where the attendees have been invited by general solicitation or general advertising;

(vi)	understands that if it decides to offer, sell, pledge or otherwise transfer the Securities, and, prior to a Registration Statement under the U.S. Securities Act becoming effective, the Securities may be offered, sold or otherwise transferred only: (A) to the Company; (B) in compliance with Rule 904 under Regulation S, (C) in accordance with Rule 144 or Rule 144A under the U.S. Securities Act, if available, and in compliance with applicable local laws and regulations, or (D) in a transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Company has been provided to the Company to that effect; and

(vii)	consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfers set forth and described herein, and the Subscriber understands and acknowledges that the Company may instruct the registrar and transfer agent of the Company not to record a transfer without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Act.
(d)	If the Subscriber or any disclosed principal is not a person described in paragraphs 2(b) or 2(c) above, the subscription for the Securities by the Subscriber does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber resides and does not give rise to any obligation of the Company to prepare and file a prospectus or similar document or to register the Securities or to be registered with, or to file any report or notice with, any governmental or regulatory authority. There is no undisclosed principal for the Subscriber.

(e)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Securities and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with, or constitute a material default under, or create a state of facts that, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constituent documents, by-laws or resolutions of the Subscriber, the securities laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(f)	The Subscriber is subscribing for the Securities as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities laws) except as fully disclosed to the Company and to the Finder. If it is subscribing as agent for a disclosed principal, it has disclosed the name of the disclosed principal on the face page of this Subscription Agreement and acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each disclosed principal for whom the Subscriber is acting.

(g)	In the case of a subscription for the Securities by the Subscriber acting as trustee or agent for a fully managed account or as agent for a disclosed principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of the fully managed account or disclosed principal, as applicable and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or disclosed principal, as applicable.

(h)	In the case of a subscription for the Securities by the Subscriber acting as principal or agent, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(i)	If the Subscriber is:
(i)	a corporation, company or similar entity, the Subscriber is duly incorporated or organized and is validly subsisting under the laws of its jurisdiction and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Securities as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.
(j)	The Subscriber is not, with respect to the Company or any of its affiliates, a “control person” as defined under the U.S. Securities Act and the purchase of the Securities hereunder and the exercise or deemed exercise of the Securities will not result in the Subscriber becoming a control person.

(k)	The Subscriber acknowledges that the Company and the Finder have each advised the Subscriber to consult its own legal, financial, tax, investment, and other advisors with respect to
(i)	the advisability of the Subscriber, as principal or agent, investing in the Securities pursuant to the terms of this Subscription Agreement;

(ii)	the adequacy of the Purchase Agreement and the SEC Filings (as defined below) for the purposes of the Subscriber;

(iii)	trading in the Securities and resale restrictions imposed by the securities laws of the United States and in the jurisdiction in which the Subscriber resides, as well as other applicable securities laws, and the Subscriber has completed such consultation with such advisors to the extent that the Subscriber believed necessary or appropriate in the circumstances. The Subscriber acknowledges that (except as specifically set forth in the Purchase Agreement) no representation has been made respecting the applicable hold periods imposed by the securities laws or other resale restrictions applicable to such securities that restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and neither the Company nor the Agent are in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the securities laws and other applicable securities laws.
(l)	No person has made any written or oral representations:
(i)	that any person will resell or repurchase the Securities;

(ii)	that any person will refund the Subscription Amount;

(iii)	as to the future price or value of the Securities; or

(iv)	that are inconsistent with the information contained in this Subscription Agreement, the SEC Filings, or the Purchase Agreement.
(m)	The Subscriber is aware that the purchase of the Securities involves a high degree of risk and the Subscriber has such knowledge and experience that it is capable of evaluating the merits and risks of an investment in the Securities, fully understands the restrictions on resale of the Securities, and is capable of bearing the economic risk of the investment.
(n)	The funds representing the Subscription Amount that will be advanced by the Subscriber to the Company hereunder, as applicable, will not represent proceeds of crime for the purposes of United States anti-terrorist legislation and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder pursuant to such legislation. To the best of its knowledge (a) none of the Subscription Amount to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the law of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

(o)	The Subscriber understands that
(i)	No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body or similar regulatory authority has reviewed or passed on the merits of the Securities.

(ii)	The Securities shall be subject to statutory resale restrictions under the securities laws of the jurisdiction in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Securities except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and in no way is the Company responsible) for such compliance.

(iii)	The certificates representing the Securities and all certificates issued in substitution or exchange thereof, will bear a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (B) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO CYTOCORE, INC. AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO CYTOCORE, INC.

HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.
(iv)	The Company is relying on the representations, warranties and covenants contained herein to determine the Subscriber’s eligibility to subscribe for the Securities under applicable securities laws and the Subscriber agrees to indemnify the Company and each of its directors, officers and agents against all losses, claims, costs, expenses, damages or liabilities that any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing.

(v)	The Subscriber is responsible for obtaining such legal, tax, investment, and other advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

(vi)	THERE ARE SIGNIFICANT AND SUBSTANTIAL RISKS ASSOCIATED WITH THE PURCHASE OF THE SECURITIES AND THE SUBSCRIBER MAY LOSE HIS, HER OR ITS ENTIRE INVESTMENT.
(p)	The Company has made available to the Subscriber through the EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “10-K”), and all other reports filed by the Company pursuant to the Securities and Exchange Act of 1934 (the “1934 Act”) since the filing of the 10-K and prior to the date hereof (collectively, the “SEC Filings”). The Subscriber, in consultation with its legal, financial, tax, investment, and other advisors as the Subscriber has determined to be appropriate, has reviewed the SEC Filings. The Subscriber’s decision to purchase the Securities was based solely on the representations in this Subscription Agreement and the Purchase Agreement, and no person or entity has made any representations or warranties except as set forth herein or in the Purchase Agreement. The Subscriber has made such further inquiry of the Company, its assets, business, operations, forecasts, management, and industry, as the Subscriber, in consultation with its advisors, has determined to be appropriate in the circumstances. Notwithstanding such inquiry, the Subscriber has made its decision to make any investment herein solely based on this Subscription Agreement and the Purchase Agreement and the information in the SEC Filings. Following such inquiry as the Subscriber has determined to be appropriate, the Subscriber is not aware of any statement in this Subscription Agreement, the SEC Filings, or the Purchase Agreement that is inaccurate or incomplete in any material respect.

(q)	This Subscription Agreement requires the Subscriber to provide certain personal information to the Company. The Company is collecting such information for the purposes of completing the offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Securities under the securities laws, preparing and registering certificates representing Securities to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority.

The Company may disclose the Subscriber’s personal information to: (a) stock exchanges or securities regulatory authorities and (b) any of the other parties involved in the offering, including legal counsel and may be included in record books in connection with the offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of this Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each disclosed principal.
(r)	I hereby acknowledge that Bathgate Capital Partners LLC has acted as a Finder on this offering. I acknowledge that the Finder has performed very limited due diligence on the Company. I acknowledge that the Finder will receive the compensation described below. The Finder has had access to the same information on the Company as the Investors participating in the Offering have had.
ARTICLE 3 — COMPENSATION OF THE FINDER
3.1 The Finder
     The Finder, who will offer the Units as the Company’s agent, is:
Bathgate Capital Partners LLC
5350 South Roslyn Street, Suite 400
Greenwood Village, Colorado 80111
(303) 694-0862
3.2 Finder Commission
     The Company will pay the Finder a commission of 7% of the gross proceeds of the offering, which amount will be reduced to 4% for investments received by persons referred to the Finder by the Company. The Company will also sell the Finder warrants to purchase shares of Common Stock, as described below. The Finder may allow other registered broker-dealers to participate in the offering; and will re-allow a portion of the compensation to such participating broker-dealers.
3.3 Finder’s Warrants
     The Company will sell to the Finder and its designees, for an aggregate purchase price of $100, warrants to purchase shares of Common Stock (“Finder’s Warrants”). For each five Units sold it will sell the Finder warrants to purchase one common share, exercisable at $2.25 per share. The Finder’s Warrants will be exercisable for a three-year period commencing on the date they are issued. The Finder’s Warrants will contain a “cashless exercise” provision, piggy-back registration rights, and anti-dilution provisions. The shares into which the Finder’s Warrants are exercisable are subject to the provisions of the Registration Rights Agreement.
3.4 Indemnification

     The Company has agreed to indemnify, defend and hold harmless the Finder and participating dealers, their agents, officers and managers, and each person who controls the Finder and participating dealers within the meaning of either Section 15 of the U.S. Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities or expenses, joint or several (including reasonable legal and other expenses incurred by each such person in connection with defending or investigating any such claim or liability, whether or not resulting in any liability to such person) incurred under the U.S. Securities Act, or state securities laws or the rules or regulations thereunder, or at common law or otherwise based upon any untrue statement or alleged untrue statement of a material fact contained in this Memorandum or any amendment hereto and any application or other document filed in connection with the offering, or the failure to comply with the securities registration requirements of the U.S. Securities Act or any applicable state law.
ARTICLE 4 — SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
     The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Company with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Securities.
ARTICLE 5 — MISCELLANEOUS
5.1 FINRA Questionnaire
     If the Subscriber is a member of FINRA, a person associated with a member of FINRA, or an affiliate of a member, please fill out the FINRA Questionnaire that is attached to this agreement as Appendix B. For a definition of those terms, please refer to the Questionnaire.
5.2 Further Assurances
     Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.
5.3 Costs and Expenses
     All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.
5.4 Governing Law; Venue
     The parties agree that this Agreement, and any disputes arising hereunder, will be governed by and construed in accordance with the laws of the state of Illinois, without giving effect to any conflict of laws principle to the contrary. The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in Chicago, Illinois, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Illinois is not the proper venue.

5.5 Entire Agreement
     This Subscription Agreement, the Purchase Agreement, the Registration Rights Agreement, and the Warrant, constitute the entire agreement between the parties with respect to the transactions contemplated herein and cancel and supersede any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in the Purchase Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.
5.6 Counterparts
     This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.
5.7 Assignment
     This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.
5.8 Enurement
     This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.
5.9 Language
     It is the express wish of the Subscriber that the Subscription Agreement and any related documentation be drawn up in English.
5.10 Acceptance
     The Subscriber acknowledges and agrees that this Subscription Agreement and the Subscriber’s offer to purchase the Securities as described herein is not effective against the Company until and unless accepted by the Company.
5.11 Manner in Which Title is To Be Held.
Place an “X” in one space below:
                             (a) Individual Ownership
                             (b) Community Property
                             (c) Joint Tenant with Right of Survivorship (both parties must sign)

                             (d) Partnership
                             (e) Tenants in Common
                             (f) Corporation
                             (g) Trust
                             (h) Limited Liability Company:
                             (i) Other (Describe)

SIGNATURES ON NEXT PAGE

SIGNATURES
The Subscriber hereby represents he has read this entire Subscription Agreement.
Dated:

Please print above the exact name(s) in which the Securities are to be held.
INDIVIDUAL

Address to Which Correspondence
Should be Directed

Signature (Individual)

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

( )

Name(s) Typed or Printed	Telephone Number

Date of Birth	State of Residence (if different from above)
COPY OF DRIVER’S LICENSE OR PASSAPORT REQUIRED IF NON-BCP CUSTOMER
Customer Identification Program Notice: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client. This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with Bathgate Capital Partners please include a copy of your driver’s license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

Address to Which Correspondence Should be Directed

Name of Entity

By:

	*Signature	City, State and Zip Code

Its:

	Title	Tax Identification or Social Security Number

( )

Name Typed or Printed		Telephone Number

*	If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.
CERTIFICATE OF SIGNATORY
To be completed if Securities are being subscribed for by an entity.
     I,                                                              , am the                                                                                  of                                                                                                      (the “Entity”).
     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.
     IN WITNESS WHEREOF, I have hereto set may hand this                day of                  , 2008.

Signature

COPY OF DRIVER’S LICENSE OR PASSAPORT REQUIRED IF NON-BCP CUSTOMER
Customer Identification Program Notice: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each client. This means that we will require you to provide the following information: name, date of birth, address, identification number, and a piece of documentary identification. If you are an individual and do not have an account with Bathgate Capital Partners (“BCP”), please include a copy of your driver’s license or passport. If you are an entity, please provide a copy of your articles of incorporation, trust document, or other identifying document. If you are unable to produce the information required, we may not be able to complete your investment transaction.

ACCEPTANCE BY THE COMPANY
     The Company hereby accepts the subscription for Securities as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement this ___day of                     , 2008.

CYTOCORE, INC.
By:

APPENDIX A
CATEGORIES OF ACCREDITED INVESTOR
INITIAL YOUR CATEGORY

Category I	___	The Subscriber is an individual (not a partnership, Company, etc.) whose individual net worth, or joint net worth with the Subscriber’s spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth the Subscriber may include equity in personal property and real estate, including the Subscriber’s principal residence, cash, short-term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II		The Subscriber is an individual (not a partnership, Company, etc.) who had an individual net income in excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year

Category III		The Subscriber is an executive officer or director of Cytocore, Inc.

Category IV		The Subscriber is a bank; savings and loan; insurance company; registered broker or dealer; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title I of ERISA whose plan fiduciary is either a bank, savings and loan, insurance company or registered investment advisor or whose total assets exceed $5,000,000; or a self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors.

Category V		The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940

Category VII		The Subscriber is an entity with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Securities and which is a Company; a partnership; a business trust; or a tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

Category VII		The Subscriber is a trustee for a trust that is revocable by the grantor at any time (including an IRA) and the grantor qualifies under either Category I or Category II above. A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed.

Category VIII		The Subscriber is an entity all the equity owners of which are “accredited investors” within one or more of the above categories, other than Category IV or Category V.

Category IX		The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

APPENDIX B
FINRA QUESTIONNAIRE
     Are you a member of FINRA,1 a person associated with a member2 of FINRA, or an affiliate of a member?
Yes ☐     No ☐
If “Yes,” please list any members of FINRA with whom you are associated or affiliated.

     If you are a Company, are any of your officers, directors or 5% shareholders a member of FINRA, a person associated with a member of FINRA, or an affiliate of a member?
Yes ☐     No ☐
If “Yes,” please list the name of the respective officer, director, or 5% shareholder and any members of FINRA with whom they are associated or affiliated.

1	FINRA defines a “member” as being either any broker or dealer admitted to membership in FINRA or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

2	FINRA defines a “person associated with a member” as being every sole proprietor, general or limited partner, officer, director or branch manager or such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration without FINRA. Thus, “person associated with a member” includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a Company, partnership or other business entity) which itself is a “member” or a “person associated with a member.” In addition, an organization of any kind is a “person associated with a member” if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a “member” or “person associated with a member.”

APPENDIX C
BCP DISCLOSURES
SHORT FORM PRIVACY NOTICE FOR BATHGATE CAPITAL PARTNERS
DATE OF NOTICE: January 1, 2008
THIS IS A “SHORT FORM” PRIVACY NOTICE FOR “CONSUMERS” ONLY.
This Privacy Notice is being provided to you the consumer under a newly-adopted Federal privacy law and regulations designed to protect you from unauthorized use of your Private Information by Non-Affiliated Third Parties. If you have provided the Private Information to us as a consumer we are required to notify you only if we intend to disclose your information to a Non-Affiliated Third Party.
UNDER FEDERAL LAW YOU ARE ENTITLED TO RECEIVE MORE DETAILED INFORMATION FROM US SHOULD YOU SO DESIRE AND TO “OPT OUT” OF OUR DISCLOSURE OF PRIVATE INFORMATION TO THIRD PARTIES.
TO OBTAIN THIS INFORMATION, PLEASE EITHER:
•	TELEPHONE US AT THE FOLLOWING TOLL FREE NUMBER: 800-833-0862

•	CONTACT US THROUGH E-MAIL AT: abauer@bathgatepartners.com

•	MAIL A COPY OF THIS NOTICE AS FOLLOWS:
     “PLEASE SEND ME FURTHER INFORMATION”
Andrea Bauer
Bathgate Capital Partners LLC
5350 S. Roslyn St. Suite 400
Greenwood Village, CO 80111
BATHGATE CAPITAL PARTNERS BUSINESS CONTINUITY PLANNING
Bathgate Capital Partners LLC has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.
Contacting Us — If after a significant business disruption you cannot contact us as you usually do at 303-694-0862, please go to our web site at www.bathgatepartners.com.
Our Business Continuity Plan — We plan to quickly recover and resume business operations after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption. Our business continuity plan addresses: data back up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and assuring our customers prompt access to their funds and securities if we are unable to continue our business.
Varying Disruptions — Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we will transfer our operations to a local site when needed and expect to recover and resume business within an hour. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and recover and resume business within a few hours. In either situation, we plan to continue in business, transfer operations to our clearing firm if necessary, and notify you through our web site [www.bathgatepartners.com] or a telephone recording from our main line, [303-694-0862] how to contact us. If the significant business disruption is so severe that it prevents us from remaining in business, we will assure our customer’s prompt access to their funds and securities.
For more information — If you have questions about our business continuity planning, you can contact us at (303) 694-0862 or send inquiries to our main office: 5350 S. Roslyn St. Suite 400 Greenwood Village, CO 80111.